UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

T. ROWE PRICE GROUP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Pratt Street, Baltimore, Maryland 21202
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (410) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

      On April 26, 2005, we issued a press release reporting our first quarter 2005 results. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 8 — Other Events

Item 8.01. Other Events.

      The press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K also includes prepared remarks from the 2005 annual meeting of our stockholders on April 26, 2005.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated April 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 26, 2005.

T. ROWE PRICE GROUP, INC.
By:	/s/ Kenneth V. Moreland
Vice President and Chief Financial Officer